FOURTH
                                    RESTATED
                            ARTICLES OF INCORPORATION
                                       OF
                           CURATIVE TECHNOLOGIES, INC.

                                 ARTICLE I. NAME

     The name of this Corporation is Curative Technologies, Inc.

                          ARTICLE II. REGISTERED OFFICE

     The address of the registered office of this Corporation in Minnesota is 7667 Cahill Road, Edina, Minnesota 55435.

                         ARTICLE III. AUTHORIZED SHARES

     The aggregate number of shares which this Corporation shall have authority to issue is 60,000,000 shares, divided into 50,000,000 shares of Common Stock, par value $.01 per share, and 10,000,000 shares of Preferred Stock, par value $.01 per share, undesignated as to series. The shares of Preferred Stock shall be divisible into such classes and series, have the designations, voting rights, and other rights and preferences, and be subject to the restrictions, that the board of directors may from time to time establish, fix and determine, consistent with these articles of incorporation.

                        ARTICLE IV. NO CUMULATIVE VOTING

     There shall be no cumulative voting by the stockholders of the Corporation.

                         ARTICLE V. NO PREEMPTIVE RIGHTS

     The stockholders of the Corporation shall not have any preemptive rights to subscribe for or acquire securities or rights to purchase securities of any class, kind or series of the Corporation.

                     ARTICLE VI. WRITTEN ACTION BY DIRECTORS

     An action required or permitted to be taken at a meeting of the board of directors of the Corporation may be taken by a written action signed, or counterparts of a written action signed in the aggregate, by all of the directors unless the action need not be approved by the stockholders of the Corporation, in which case the action may be taken by a written action signed, or counterparts or a written action

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

signed in the aggregate, by the number of directors that would be required to take the same action at a meeting of the board of directors of the Corporation at which all of the directors were present.

                 ARTICLE VII. LIMITATION ON DIRECTOR'S LIABILITY

     A director of this Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) under ss.302A.559 or ss.80A.23 of the Minnesota Statutes; (iv) for any transaction from which the director derived an improper personal benefit; or (v) for any act or omission occurring prior to the date when this Article VII became effective.

     If the Minnesota Business Corporation Act is hereafter amended to authorize the further elimination or limitation of the liability of a director, then the liability of a director of this Corporation shall be eliminated or limited to the fullest extent permitted by the Minnesota Business Corporation Act.

     Any repeal or modification of the foregoing provisions of this Article VII by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal of modification.

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


                               State of Minnesota
                        Office of the Secretary of State
[SEAL]
                                                     See instructions on reverse
                                                  side for completing this form.

                              Notice of Change of
                  Registered Office--Registered Agent or Both
                                       by

- --------------------------------------------------------------------------------
Name of Corporation

          Curative Technologies, Inc.
- --------------------------------------------------------------------------------

Pursuant to Minnesota Statutes, Section 302A, 123, 303.10 or 317.19 the undersigned hereby certifies that the Board of Directors of the above named Corporation has resolved to change the corporation's registered office or agent:

- --------------------------------------------------------------------------------
     Agent's   (Fill in this box only if you already  have an agent.  Do not use
      Name     the corporate name in this box.)
 F
               CT Corporation
 R  ----------------------------------------------------------------------------
     Address
 O    No. &    7667 Cahill Road
     Street
 M  ----------------------------------------------------------------------------
               City                     County                   Zip
                 Edina                    Hennepin     MN          55435
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
     Agent's
      Name     CT Corporation
    ----------------------------------------------------------------------------
 T   Address   (You may not list a P.O. Box,  but you may list a rural route and
      No. &    box number.)
 O   Street
                2915 Waters Road, Suite 110
    ----------------------------------------------------------------------------
               City                     County                   Zip
                 Minnesota-St. Paul       Dakota       MN          55121
- --------------------------------------------------------------------------------

The new address may not be a post office box. It must be a street address, pursuant to Minnesota Statutes, Section 302A.011, Subd. 3.

               This change is effective on the day it is filed with the Secretary of State, unless you indicate another date, no later than 30 days after filing with the Secretary of State, in
               this box:      [          ]

I certify that I am authorized to execute this certificate and I further certify that I understand that by signing this certificate I am subject to the penalties of perjury as set forth in section 609.48 as if I had signed this certificate under oath.

- --------------------------------------------------------------------------------
     Name of Officer or Other Authorized          Signature
     Agent of Corporation

     Russell B. Whitman                           /s/ Russell B. Whitman
- --------------------------------------------------------------------------------
     Title or Office                              Date

     President & CEO                              7/18/93
- --------------------------------------------------------------------------------

        Do not write below this line. For Secretary of State's use only.
- --------------------------------------------------------------------------------
               Receipt Number                     File Data
- --------------------------------------------------------------------------------





                                                   STATE OF MINNESOTA
                                                  DEPARTMENT OF STATE
                                                         FILED
                                                      JUL 28 1993
        894501
                                                 /s/ Joan Anderson Growe

                                                   Secretary of State

[SEAL]                         STATE OF MINNESOTA
                               SECRETARY OF STATE
                     NOTICE OF CHANGE OF REGISTERED OFFICE/
                                REGISTERED AGENT

     Please read the instructions on the back before completing this form.


1.   Corporate Name:

          Curative Technologies, Inc.
- --------------------------------------------------------------------------------

2. Registered Office Address (No. & Street): List a complete street address or rural route and rural route box number. A post office box is not acceptable.

      401 Second Avenue South, #454      Minneapolis    MN           55401
- --------------------------------------------------------------------------------
                  Street                   City       State        Zip Code


3. Registered Agent (Registered agents are required for foreign corporations but optional for Minnesota corporations):

          CT Corporation System
- --------------------------------------------------------------------------------
  If you do not wish to designate an agent, you must list "NONE" in this box.
                        DO NOT LIST THE CORPORATE NAME.


In compliance with Minnesota Statutes, Section 302A.123, 303.10, 308A.025, 317A.123 or 322B.135 I certify that the above listed company has resolved to change the company's registered office and/or agent as listed above.

I certify that I am authorized to execute this certificate and I further certify that I understand that by signing this certificate I am subject to the penalties of perjury as set forth in Minnesota Statutes Section 609.48 as if I had signed this certificate under oath.


/s/ Joseph W. Wirth
- ------------------------------
Signature of Authorized Person


Name and Telephone Number of a Contact Person:    Joe Wirth      (612) 340-8854
                                               --------------------------------
                                                    please print legibly

- --------------------------------------------------------------------------------

                                                           Office Use Only
Filing Fee:  Minnesota Corporations,
             Cooperatives and
             Limited Liability
             Companies:     $35.00                     STATE OF MINNESOTA
                                                      DEPARTMENT OF STATE
             Non-Minnesota                                   FILED
             Corporations:    $50.00                      SEP 01 1995

             Make checks payable to                  /s/ Joan Anderson Growe
             Secretary of State
                                                       Secretary of State

Return to:   Minnesota Secretary of State
             180 State Office Bldg.
             100 Constitution Ave.
             St. Paul, MN 55155-1299
             (612) 296-2803

                            164735

                           CERTIFICATE OF DESIGNATION
                                       OF
                  SERIES A JUNIOR PARTICIPATING PREFERRED STOCK
                                       OF
                           CURATIVE TECHNOLOGIES, INC.

     The undersigned hereby certifies that the Board of Directors of Curative Technologies, Inc. (the "Corporation"), a corporation organized and existing under the Minnesota Business Corporation Act, duly adopted the following resolution on October 25, 1995:

     RESOLVED, that a series of preferred stock of the Corporation is hereby created, and the designation and amount thereof and the relative rights and preferences of the shares of such series, are as follows:

     Section 1. Designation and Amount. The shares of such series shall be designated as "Series A Junior Participating Preferred Stock" (the "Preferred Shares") and the number of shares constituting the Preferred Shares shall be 500,000. Such number of shares may be increased or decreased by resolution of the Board of Directors and any necessary shareholder approval; provided, however, that no decrease shall reduce the number of shares of Preferred Shares to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Preferred Shares.

     Section 2. Dividends and Distributions.

     (a) Subject to the rights of the holders of any shares of any series of preferred stock (or any similar stock) ranking prior and superior to the Preferred Shares with respect to dividends, the holders of Preferred Shares, in preference to the holders of Common Stock, par value $.01 (the "Common Stock"), of the Corporation, and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September and December in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share of fraction of a share of Preferred Shares, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1.00 or (b) subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share of fraction of a share of Preferred Shares. In the event the Corporation shall at any time after November 6, 1995, declare of pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise) into a greater or lesser number of shares of common Stock, then in each such case the amount to which holders of shares of Preferred Shares were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     (b) The corporation shall declare a dividend or distribution on the Preferred Shares as provided in paragraph (A) of this Section immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock or a subdivision of the outstanding Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Preferred Shares shall nevertheless be payable, out of funds legally available for such purpose, on such subsequent Quarterly Dividend Payment Date.

     (c) Dividends shall begin to accrue and be cumulative on outstanding shares of Preferred Shares from their date of issue. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Preferred Shares in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of Preferred Shares entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

     Section 3. Voting Rights.

     (a) Subject to the provision for adjustment hereinafter set forth, each preferred share shall entitle the holder thereof to 100 votes on al matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time after November 6, 1995, declare of pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Preferred Shares were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     (b) Except as otherwise provided herein or by law, the holders of Preferred Shares and the holders of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of share holders of the Corporation.

     (c) Except as set forth herein by law, holders of Preferred Shares shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

     Section 4. Certain Restrictions.

     (a) Whenever quarterly dividends or other dividends or distributions payable on the Preferred Shares as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions , whether or not declared, on shares of Preferred Shares outstanding shall have been paid in full, the Corporation shall not:

          (i) declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Preferred Shares;

          (ii) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Preferred Shares, except dividends paid ratably on the Preferred Shares and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

          (iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Preferred Shares; provided, however, that the Corporation amy at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Preferred Shares; or

          (iv) redeem or purchase or otherwise acquire for consideration any Preferred Shares, or any stock ranking on a parity with the Preferred Shares, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

     (b) The corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

     Section 5. Reacquired Shares. Any Preferred Shares purchased or otherwise acquired by the corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of preferred stock and may be reissued as part of a new series of preferred stock subject to the conditions and restrictions on issuance set forth herein, in the Articles of Incorporation, or in any other certificate of designation creating a series of preferred stock or any similar stock or as otherwise required by law.

     Section 6. Liquidation, Dissolution or Winding Up. Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made (1) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the PReferred Shares unless, prior thereto, the holders of Preferred Shares shall have received the greater of (i) $100 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, or
(ii) an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount to be distributed per share to holders of Common Stock, or (2) to the holders of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Preferred Shares, except distributions made ratably on the Preferred Shares and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Corporation shall at any time after November 6, 1995, declare or pay any dividend on the Common Stock payable in shares of common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Preferred Shares were entitled immediately prior to such event under clause (1)(ii) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     Section 7. Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Preferred Shares shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time after November 6, 1995, declare or pay any dividend on the common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise) into a greater or lesser number of shares of common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of PReferred Shares shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     Section 8. No Redemption. The shares of Preferred Shares shall not be redeemable.

     Section 9. Rank. The Preferred Shares shall rank, with respect to the payment of dividends and the distribution of assets, junior to all series of any other class of the Corporation's preferred stock.

     Section 10. Fractional Shares. Preferred Shares may be issued in fractions of a share which are integral multiples of one one-hundredth of a share which shall entitle the holder , in proportion to such holder's fractional shares, to receive dividends, participate in distributions and to have the benefit of all other rights of holders of Preferred Shares.

     Section 11. Amendment. The Articles of Incorporation of the Corporation shall not be amended in any manner which would materially alter or change the powers, preferences or rights of the Preferred Shares so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Preferred Shares, voting together as a single class.

     IN WITNESS WHEREOF, I have subscribed my name this 25th day of October, 1995.

                                                 CURATIVE TECHNOLOGIES, INC.

                                                 By /s/ John C. Prior
                                                    ---------------------------
                                                       John C. Prior
                                                       Vice President, Finance,
                                                       Chief Financial Officer
                                                       and Secretary

                              ARTICLES OF AMENDMENT
                                       OF
                            ARTICLES OF INCORPORATION
                                       OF
                           CURATIVE TECHNOLOGIES, INC.

     The undersigned, John C. Prior, Secretary of Curative Technologies, Inc., a Minnesota Corporation, hereby certifies that the following resolution was duly adopted by the shareholders and the board of directors of the corporation pursuant to Chapter 302A of the Minnesota Business Corporation Act and that such resolution has not been subsequently modified or rescinded:

                                   NAME CHANGE

     RESOLVED, that Article 1 of the Articles of Incorporation of the corporation is hereby amended in its entirety to read as follows:

                                 ARTICLE 1. NAME

     The name of the corporation is "Curative Health Services, Inc.".

     IN WITNESS WHEREOF, the undersigned, the Secretary of Curative Technologies, Inc., being duly authorized on behalf of Curative Technologies, Inc., has executed this document as of May 31, 1996.

                                                       /s/ John C. Prior
                                                       -------------------------
                                                       John C. Prior

                                      -1-